UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 5, 2016
(Date of earliest event reported: August 4, 2016)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One New York Plaza New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On August 4, 2016, Revlon, Inc. (“Revlon”) announced that Revlon Escrow Corporation (the “Escrow Issuer”), a wholly owned subsidiary of Revlon Consumer Products Corporation, Revlon’s wholly owned operating subsidiary (“RCPC” and, together with Revlon, the Escrow Issuer and their subsidiaries, the “Company”), completed its offering (the “Offering”), pursuant to an exemption from registration under the Securities Act of 1933 (as amended, the “Securities Act”), of $450.0 million aggregate principal amount of 6.25% Senior Notes due 2024 (the “6.25% Senior Notes”). The gross proceeds of the Offering have been escrowed as described below.  The 6.25% Senior Notes are unsecured and were issued by the Escrow Issuer to the initial purchasers under an Indenture, dated as of August 4, 2016 (the “6.25% Senior Notes Indenture”), between the Escrow Issuer and U.S. Bank National Association, as trustee (the “Trustee”). The 6.25% Senior Notes mature on August 1, 2024. Interest on the 6.25% Senior Notes accrues at 6.25% per annum, paid every six months through maturity on each February 1 and August 1, beginning on February 1, 2017.

For purposes of this Current Report on Form 8-K, the term “Issuer” means: (i) the Escrow Issuer at all times prior to the Effective Date (as defined below); and (ii) RCPC and its successors and assigns, at all times from and after the Effective Date. The “Effective Date” means the closing date of the Company’s previously announced pending acquisition (the “Acquisition”) of Elizabeth Arden, Inc. (“Elizabeth Arden”) pursuant to the Agreement and Plan of Merger, dated as of June 16, 2016 (the “Merger Agreement”).

The 6.25% Senior Notes are currently the obligations of the Escrow Issuer and are not currently guaranteed by any subsidiaries of RCPC. After the Effective Date and the release of the escrowed funds, the 6.25% Senior Notes will be assumed by RCPC and will be guaranteed (the “Guarantees”) on a senior, unsecured basis by all of RCPC’s then existing and future wholly owned domestic restricted subsidiaries that guarantee or are borrowers under the its new senior credit facilities (subject to certain exceptions), including, upon the closing of the Acquisition, Elizabeth Arden and all of its existing and future wholly owned domestic restricted subsidiaries who are guarantors or borrowers under RCPC’s new senior credit facilities (subject to certain exceptions) (collectively, the “Guarantors”).

Escrow Agreement

The Escrow Issuer, the Trustee and Citibank, N.A. (the “Escrow Agent”) have entered into an Escrow Agreement, dated as of August 4, 2016 (the “Escrow Agreement”), under which the Escrow Issuer has deposited the gross proceeds of the Offering into a segregated escrow account, together with additional amounts necessary to redeem the 6.25% Senior Notes at a price (the “Special Redemption Price”) equal to 100% of the gross proceeds of the Offering, plus accrued and unpaid interest to, but not including, September 12, 2016 (the “Initial Outside Date”). By providing notice to the Trustee and the Escrow Agent, the Escrow Issuer may elect an “Outside Date Extension Election” to extend the Initial Outside Date or, if an Outside Date Extension Election has already been made, the then-existing Extended Outside Date (as defined below), to a date as specified by the Escrow Issuer that is not later than February 4, 2017 (such date, the “Extended Outside Date”); so long as: (i) the then-applicable outside termination date or similar date in the Merger Agreement is not later than such proposed Extended Outside Date and (ii) concurrently with the provision of such notice, the Escrow Issuer or any of its affiliates deposits in one or more escrow accounts under the control of the Escrow Agent an amount in cash sufficient, when taken together with the amount of the escrowed funds then on deposit, to pay the Special Redemption Price on such proposed Extended Outside Date. The Initial Outside Date and any subsequent Extended Outside Date may be extended by the Escrow Issuer only in increments of no less than 30 days (unless extension is until the then-applicable outside termination date or similar date in the Merger Agreement).

The Escrow Agent will release the escrowed funds (the “Release”) at the direction of the Escrow Issuer upon satisfaction of certain conditions, including the delivery of an officer’s certificate from RCPC or the Escrow Issuer addressed to the Escrow Agent at least three business days prior to the Initial Outside Date or Extended Outside Date, as applicable, that the following conditions have been met: (i) all conditions precedent to the consummation of the Acquisition set forth in the documents relating to the Acquisition (including the Merger Agreement) have been or will be satisfied in all material respects or waived substantially concurrently with the Release; (ii) the Acquisition will be consummated promptly after, and in any event on the same day as, the Release, in accordance with the terms of the Merger Agreement; (iii) all conditions precedent to the execution and delivery of the documents related to the Issuer’s new senior credit facilities and the availability of sufficient funds thereunder (when taken together with the escrowed funds and cash on hand) to complete the Acquisition and certain refinancing transactions (other than the Release) shall have been satisfied in all material respects or waived prior to or substantially concurrently with the Release; and (iv) RCPC and the Guarantors (including Elizabeth Arden and certain of its subsidiaries) shall promptly after, and in any event on the same day as, such Release, execute and deliver a supplemental indenture confirming the assumption by RCPC of the Escrow Issuer’s obligations under the 6.25% Senior Notes and the 6.25% Senior Notes Indenture and the guarantee of such obligations by the Guarantors.

A copy of the Escrow Agreement is filed as Exhibit 4.1 hereto and is incorporated herein by reference in its entirety. The above description of the material terms of the Escrow Agreement is qualified in its entirety by reference to the Escrow Agreement.

6.25% Senior Notes Indenture

Ranking

The 6.25% Senior Notes are the Issuer’s senior, unsubordinated and unsecured obligations, ranking: (i) pari passu in right of payment with all of the Issuer’s existing and future senior unsecured indebtedness; (ii) senior in right of payment to all of the Issuer’s and Guarantors’ future subordinated indebtedness; and (iii) effectively junior to all of the Issuer’s and the Guarantors’ existing and future senior secured indebtedness, including, indebtedness under the Issuer’s new senior credit facilities, to the extent of the value of the assets securing such indebtedness. The 6.25% Senior Notes and the Guarantees will be: (i) structurally subordinated to all of the liabilities and preferred stock of any of the Issuer’s subsidiaries that do not guarantee the 6.25% Senior Notes; and (ii) pari passu in right of payment with liabilities of the Guarantors other than expressly subordinated indebtedness.

Optional Redemption

Prior to August 1, 2019, the Issuer may redeem the 6.25% Senior Notes at its option, at any time as a whole or from time to time in part, upon the Issuer’s payment of an applicable make-whole premium based on the comparable treasury rate plus 50 basis points.

Prior to August 1, 2019, up to 40% of the aggregate principal amount of 6.25% Senior Notes that have been issued may also be redeemed at the Issuer’s option at any time as a whole or from time to time in part, at a redemption price equal to 106.250% of the principal amount thereof, plus accrued and unpaid interest to (but not including) the date of redemption with the proceeds of certain equity offerings and capital contributions (so long as at least 60% of the 6.25% Senior Notes that have been issued thereafter remain outstanding).

On and after August 1, 2019, the Issuer may redeem the 6.25% Senior Notes at its option, at any time as a whole, or from time to time in part, at the following redemption prices (expressed as percentages of principal amount), plus accrued interest to (but not including) the date of redemption, if redeemed during the 12-month period beginning on August 1 of the years indicated below:

Period	Percentage
2019	104.688%
2020	103.125%
2021	101.563%
2022 and thereafter	100.000%

All redemptions (and notices thereof) may be subject to various conditions precedent, and redemption dates specified in such notices may be extended so that such conditions precedent may be fulfilled (to the extent redemption on such dates is otherwise permitted by the 6.25% Senior Notes Indenture).

 Change of Control

Upon the occurrence of specified change of control events, the Issuer is required to make an offer to purchase all of the 6.25% Senior Notes at a purchase price of 101% of the outstanding principal amount of the 6.25% Senior Notes as of the date of any such repurchase, plus accrued and unpaid interest to (but not including) the date of repurchase.

Certain Covenants

The 6.25% Senior Notes Indenture imposes certain limitations on the Issuer’s and the Guarantors’ ability, and the ability of certain other subsidiaries, to:

•	incur or guarantee additional indebtedness or issue preferred stock (“Limitation on Debt”);

•	pay dividends, make certain investments and make repayments on indebtedness that is subordinated in right of payment to the 6.25% Senior Notes and make other “restricted payments” (“Limitation on Restricted Payments”);

•	create liens on their assets to secure debt (“Limitation on guarantees by Restricted Subsidiaries”);

•	enter into transactions with affiliates (“Limitation on transactions with Affiliates”);

•	merge, consolidate or amalgamate with another company (“Successor Company”);

•	transfer and sell assets (“Limitation on Asset Sales”); and

•	permit restrictions on the payment of dividends by the Issuer’s subsidiaries (“Limitation on Dividends from Restricted Subsidiaries”).

These covenants are subject to important qualifications and exceptions. The 6.25% Senior Notes Indenture also contains customary affirmative covenants and events of default.

In addition, if during any period of time the 6.25% Senior Notes receive investment grade ratings from both Standard & Poor’s and Moody’s Investors Services, Inc. and no default or event of default has occurred and is continuing under the 6.25% Senior Notes Indenture, the Issuer and its subsidiaries will not be subject to the covenants on Limitation on Debt, Limitation on Restricted Payments, Limitation on guarantees by Restricted Subsidiaries, Limitation on transactions with Affiliates, certain provisions of the Successor Company covenant, Limitation on Asset Sales and Limitation on Dividends from Restricted Subsidiaries.

A copy of the 6.25% Senior Notes Indenture is filed as Exhibit 4.2 hereto and is incorporated herein by reference in its entirety. The above description of the material terms of the 6.25% Senior Notes Indenture is qualified in its entirety by reference to the 6.25% Senior Notes Indenture.

Registration Rights Agreement

The Escrow Issuer has entered into a registration rights agreement (the “Registration Rights Agreement”), dated as of August 4, 2016.  RCPC and the Guarantors will assume the Escrow Issuer’s obligations under the Registration Rights Agreement at the Effective Date.  Under the Registration Rights Agreement, the Issuer (and the Guarantors, after the Effective Date) will be obligated to file with the SEC a registration statement with respect to an offer to exchange the 6.25% Senior Notes and any related guarantees for substantially similar notes and guarantees that are registered under the Securities Act. Alternatively, if the exchange offer is not available or cannot be completed or any holders of the 6.25% Senior Notes are not able to participate in the exchange offer, then the Issuer and the Guarantors will be required to file a shelf registration statement to cover resales of the 6.25% Senior Notes under the Securities Act. The obligation to complete the exchange offer and/or file a shelf registration statement will terminate on the second anniversary of the date of the Registration Rights Agreement. If the Issuer and the Guarantors do not comply with these obligations, they will be required to pay additional interest on the 6.25% Senior Notes under specified circumstances.

If the exchange offer is not completed (or, if required, the shelf registration statement is not declared effective) on or before October 28, 2017, the date that is 450 days after August 4, 2016 (provided that, if the Issuer determines in good faith that it is in possession of material non-public information, it may extend such date by up to 90 additional days under customary “blackout” provisions), the annual interest rate with respect to the 6.25% Senior Notes will be increased by 0.25% per annum for the first 90-day period immediately following such date and by an additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum additional rate of 1.0% per annum thereafter until the exchange offer is completed, the shelf registration statement is declared effective or the obligation to complete the exchange offer and/or file the shelf registration statement terminates, as applicable, at which time the interest rate will revert to the original interest rate on the Issue Date.

A copy of the Registration Rights Agreement is filed as Exhibit 4.3 hereto and is incorporated herein by reference in its entirety. The above description of the material terms of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion set forth under Item 1.01, “Entry into a Material Definitive Agreement,” of this Form 8-K, which discussion is incorporated herein by reference in its entirety.

Item 8.01. Other Events.

On August 4, 2016, Revlon issued a press release (the “Press Release”) announcing the closing of the Offering of the 6.25% Senior Notes, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference in its entirety.

This Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities mentioned in this Form 8-K in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the plans of Revlon, RCPC and the Escrow Issuer (together, the “Company”) and their strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company’s beliefs, expectations, focus and/or plans regarding future events. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company’s filings with the SEC, including the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2016 (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon, Inc.’s website at http://www.revloninc.com), as well as reasons including difficulties, delays and unexpected costs. Factors other than those referred to above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Escrow Agreement, dated as of August 4, 2016, by and among Revlon Escrow Corporation, U.S. Bank National Association, as trustee, and Citibank, N.A., as escrow agent.
4.2	Indenture, dated as of August 4, 2016, by and between Revlon Escrow Corporation and U.S. Bank National Association, as trustee.
4.3
Registration Rights Agreement, dated as of August 4, 2016, by and among Revlon Escrow Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the initial purchasers.

99.1	Press Release dated August 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

	By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary

Date: August 5, 2016

EXHIBIT INDEX

Exhibit No.	Description

4.1	Escrow Agreement, dated as of August 4, 2016, by and among Revlon Escrow Corporation, U.S. Bank National Association, as trustee, and Citibank, N.A., as escrow agent.
4.2	Indenture, dated as of August 4, 2016, by and between Revlon Escrow Corporation and U.S. Bank National Association, as trustee.
4.3
Registration Rights Agreement, dated as of August 4, 2016, by and among Revlon Escrow Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the initial purchasers.

99.1	Press Release dated August 4, 2016.